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                                                                  EXHIBIT 10(dd)

                        SECOND AMENDMENT TO RESTATED LOAN
                             AND SECURITY AGREEMENT

     This Agreement made this 30th day of April, 2003, by and between M-Tron Industries. Inc., ("BORROWER"), a Delaware corporation, and First National Bank of Omaha, a national banking association with principal business offices in Omaha, Nebraska. ("BANK").

     Whereas, BANK and BORROWER executed a written Restated Loan and Security Agreement dated August 31, 2001, (the "AGREEMENT"); and

     WHEREAS, THE PARTIES NOW DESIRE TO AMEND THE LOAN AGREEMENT.

     NOW, THEREFORE, IN CONSIDERATION OF THE AGREEMENT, AND THEIR MUTUAL PROMISES MADE HEREIN, THE PARTIES AGREE AS FOLLOWS:

     Terms which are typed herein as all capitalized words and are not defined herein shall have the same meanings as when described in the AGREEMENT.

     1.   SECTION I. PARAGRAPH 5.A & B IS HEREBY AMENDED TO READ, EFFECTIVE
          IMMEDIATELY:

          A.   $3,000,000.00 or

          B. (i)Eighty (80%) of ELIGIBLE ACCOUNTS of the BORROWER, (ii) plus fifty percent (50%) of the Inventory of BORROWER at cost; provided however, no amount in excess of $1,400,000.00 attributable to INVENTORY shall be included in Borrowing Base Certificate.

     2. Section I. Paragraph 6 is hereby amended to read, effective immediately:

          6. "BORROWING BASE CERTIFICATE" means a fully completed certificate in the form of Exhibit 1.6 to this AGREEMENT certified by the chief financial officer of the BORROWER to be correct and delivered to, and accepted by, the BANK.

     3. Section I. Paragraph 18 is hereby amended to read, effective immediately:

          18. "LOAN TERMINATION DATE" means the earliest to occur of the following: (i) as to the REVOLVING LOAN April 30, 2004, as to the TERM LOAN September 30, 2004, (ii) and the date the OBLIGATIONS are accelerated pursuant to this AGREEMENT, and (iii) the date BANK receives (a) notice in writing from BORROWER of BORROWER'S election to terminate this AGREEMENT and b) indefeasible payment in full of the OBLIGATIONS, or such other date or dates as may later be agreed to by BANK and BORROWER in a written amendment to this AGREEMENT.

     4. Section n. Paragraph 3 is hereby amended to read, effective immediately:

          3. REVOLVING LOAN. BANK agrees to lend $3,000,000.00 to BORROWER pursuant to this facility. BANK will credit proceeds of this revolving loan ("REVOLVING LOAN") to BORROWER'S deposit account with the BANK, bearing number 26712880.

               A. Subject to the terms hereof the BANK will lend the BORROWER, from time to time until the LOAN TERMINATION DATE such sums as the BORROWER may request by reasonable same day notice to the BANK, received by the BANK not later than 11:00 A.M. of such day, but which shall not exceed in the aggregate
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                    principal amount at any one time outstanding, $3,000,000.00
                    (the "LOAN COMMITMENT"). The BORROWER may borrow, repay without penalty or premium and reborrow hereunder, from the date of this AGREEMENT until the LOAN TERMINATION DATE either the full amount of the LOAN COMMITMENT or any lesser sum. It is the intention of the parties that the outstanding principal amount of the REVOLVING LOAN shall at no time exceed the amount of the then existing BORROWING BASE and if, at any time, an excess shall for any reasons exist, the full amount of such excess, together with accrued and unpaid interest thereon as herein provided, shall be immediately due and payable in full.

               B. THE NOTE. The LOAN COMMITMENT shall be evidenced by a NOTE having stated maturity on the LOAN TERMINATION DATE, in the form attached hereto as Exhibit II.3.B. The NOTE shall specify the manner of principal and interest payments and rate of interest accrual.

5. Section VI. Paragraph 1.G. is hereby added to include subsection 2 effective immediately:

     2.   A MINIMUM TANGIBLE NET WORTH OF $2,900,000.00.

6. BORROWER certifies by its execution hereof that all the representations and warranties set forth in Section v. of the AGREEMENT are true as of this date, and that no EVENT OF DEFAULT under the AGREEMENT, and no event which, with the giving of notice or passage of time or both, would become such an EVENT OF DEFAULT, has occurred as of this date, except for matters disclosed to BANK.

7. EXCEPT AS AMENDED HEREBY THE PARTIES RATIFY AND CONFIRM AS BINDING UPON THEM ALL OF THE TERMS OF THE AGREEMENT.

     IN WITNESS THEREOF, the parties have set their hands on the date first written above.

FIRST NATIONAL BANK OF OMAHA                      M-TRON INDUSTRIES,INC.

By: /s/ Mark M. Mell                              By: /s/
   --------------------------------                  ---------------------------
Its: Vice President                               Its: Y(Y:.-~